BRINKER CAPITAL DESTINATIONS TRUST

Destinations Real Assets Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 4, 2025,

TO THE FUND’S SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Change to Portfolio Management for the Destinations Real Assets Fund

On December 1, 2025, Nomura Holdings America Inc. (“Nomura”) acquired Macquarie Asset Management’s U.S. and European public investments business, comprising equities, fixed income, and multi-asset investment strategies. Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), a sub-adviser to the Fund, was included in the acquisition. As a result of this transaction, DIFA became a wholly-owned subsidiary of Nomura. In connection with this transaction, DIFA has also been renamed Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”).

Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

In the “Investment adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the information relating to DIFA is hereby deleted and the following is hereby added to the “Sub-advisers and Portfolio Managers” table in the appropriate alphabetical order thereof:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust
Stefan Löwenthal, CFA, Managing Director and Head of Global Mutli-Asset	2024
Jürgen Wurzer, CFA, Managing Director and Deputy Head of Global Multi-Asset	2024
Aaron Young, Managing Director and Senior Portfolio Manager – Global Multi-Asset	2024

In addition, in the “Fund Management” section of the Prospectus, under “The Multi-Manager Strategy” heading, under the sub-heading titled “Destinations Real Assets Fund,” the information relating to DIFA is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust: Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”), located at 610 Market Street, Philadelphia, Pennsylvania 19106, serves as a Sub-adviser to the Destinations Real Assets Fund. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its NIFA series. A team of investment professionals manages the portion of the Destinations Real Asset Fund’s assets allocated to NIFA. Each member of NIFA’s team noted below joined Nomura Asset Management as part of Nomura Holdings America Inc. acquisition of Macquarie Asset Management’s (“MAM”) U.S. and European public investments business in 2025. Stefan Löwenthal serves as the Head of the Global Multi-Asset Team where he leads the team responsible for asset allocation and portfolio construction, the management of multi-asset funds, model portfolios, and institutional accounts as well as the development of new multi-asset strategies. Mr. Löwenthal serves as Chief Investment Officer for the Global Multi-Asset

Team at Nomura Asset Management – International, a role he assumed in 2013 at MAM. Mr. Löwenthal received a Master of Management Science from the Vienna University of Economics and Business. Mr. Löwenthal holds the Chartered Financial Analyst® designation and is a member of the CFA Society Austria. Jürgen Wurzer serves as the Deputy Head of the Global Multi-Asset Team at Nomura Asset Management – International, a role he assumed in April 2018 at MAM. Mr. Wurzer previously worked for Erste Asset Management from 2016 to 2018 prior to re-joining MAM in 2018. Mr. Wurzer received a Master of Arts from the University of Applied Sciences Wiener Neustadt. Mr. Wurzer holds the Chartered Financial Analyst® designation, the CFA Institute Certificate in ESG Investing and is a member of the CFA Society Austria. Aaron Young serves as Senior Portfolio Manager for the Global Multi-Asset Team at Nomura Asset Management – International, a role that he previously held at MAM. Prior to that, Mr. Young was a Multi-Asset Portfolio Manager and member of the Equity Risk and Quantitative Research Team at Ivy Investments. Mr. Young earned his Bachelor of Arts in philosophy with Honors from the University of Missouri and a Master of Business Administration with an emphasis in finance and strategy from the Olin School of Business at Washington University. Van Eck Associates Corporation (“Van Eck”), located at 666 Third Avenue, New York, NY, 10017, serves as a sub-sub-adviser to the Destinations Real Assets Fund pursuant to a sub-sub-advisory agreement with NIFA. Pursuant to the sub-sub-advisory agreement, Van Eck will deliver a model portfolio that will be executed by NIFA, and NIFA will pay Van Eck a fee out of its sub-advisory fee for its services.

There are no other changes to the Summary Prospectus or Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BRINKER CAPITAL DESTINATIONS TRUST

Destinations Real Assets Fund

(the “Fund”)

SUPPLEMENT DATED DECEMBER 4, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 1, 2025

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Change to Portfolio Management for the Destinations Real Assets Fund

On December 1, 2025, Nomura Holdings America Inc. (“Nomura”) acquired Macquarie Asset Management’s U.S. and European public investments business, comprising equities, fixed income, and multi-asset investment strategies. Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), a sub-adviser to the Fund, was included in the acquisition. As a result of this transaction, DIFA became a wholly-owned subsidiary of Nomura. In connection with this transaction, DIFA has also been renamed Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”).

Accordingly, the following changes are hereby made to the SAI:

In the “Portfolio Manager Disclosure” section, under the heading titled “Portfolio Managers”, the information relating to DIFA is hereby deleted and the following text is hereby added in the appropriate alphabetical order thereof:

Nomura Investments Fund Advisers, a series of Nomura Investment Management Business Trust

Nomura Investments Fund Advisers (“NIFA”), a series of Nomura Investment Management Business Trust (“NIMBT”), is located at 610 Market Street, Philadelphia, Pennsylvania 19106, and serves as a Sub-adviser to a portion of the assets of the Destinations Real Assets Fund. NIMBT is a statutory trust organized under the laws of Delaware and an SEC-registered investment adviser. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes NIMBT and its NIFA series.

Compensation. The Adviser pays NIFA a fee based upon the assets under management of the Destinations Real Assets Fund as set forth in an investment sub-advisory agreement between NIFA and the Adviser. NIFA pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the Destinations Real Assets Fund. The compensation for each of NIFA’s portfolio managers consists of the following:

Base Salary.

Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus.

Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Nomura Holdings America Inc. (“Nomura”) keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Nomura Investment Programs

Portfolio managers participate in Nomura’s retention programs for alignment of interest purposes. A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds managed by Nomura. The retained amount will vest in equal tranches over a vesting period. A portion of a portfolio manager’s retained profit share may be invested in a retained equity plan, which is used to deliver remuneration in the form of Nomura equity, subject to the vesting and forfeiture provisions.

Other Compensation.

Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares. As of September 30, 2025, the portfolio managers did not beneficially own any shares of the Destinations Real Assets Fund.

Other Accounts. As of September 30, 2025, in addition to the Destinations Real Assets Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Stefan Löwenthal	16	$7,283	17	$493.0	17	$3,528
Jürgen Wurzer	16	$7,283	17	$493.0	17	$3,528
Aaron Young	16	$7,283	0	$0	0	$0

None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Destinations Real Assets Fund and the investment action for each such other fund or account and the Destinations Real Assets Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Destinations Real Assets Fund. Additionally, the management of multiple funds or accounts and the Destinations Real Assets Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Destinations Real Assets Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. NIFA has established proprietary accounts and initial seed accounts, and also manages accounts for affiliated entities. A portfolio manager also may have invested in certain funds or accounts managed by NIFA. Accordingly, portfolio managers have an incentive to favor these accounts or funds over other client accounts or funds. NIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts including, unless prohibited by applicable law, proprietary and affiliated accounts.

Some of the accounts managed by a portfolio manager may have performance-based fees. This compensation structure presents a potential conflict of interest because a portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which NIFA does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While NIFA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

When NIFA and its affiliates establish proprietary accounts, provide the initial seed capital in connection with the creation of a new investment product or style, and manage affiliate accounts, these accounts may not exhibit the same performance results as a similarly managed fund for a variety of reasons, including regulatory restrictions on the type and amount of securities in which the proprietary capital invests, differential credit and financing terms, and the use of hedging transactions that differ from those used to implement investment strategies for advisory clients.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.